BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED DECEMBER 14, 2018

TO THE

PROSPECTUS DATED APRIL 30, 2018

BRIGHTHOUSE/TEMPLETON INTERNATIONAL BOND PORTFOLIO

Effective on or about December 31, 2018, it is expected that Sonal Desai will no longer serve as a Portfolio Manager of the Brighthouse/Templeton International Bond Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I, and Calvin Ho will become a Portfolio Manager of the Portfolio. Effective immediately, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

Michael Hasenstab, Ph.D., Executive Vice President, Portfolio Manager and Chief Investment Officer, Templeton Global Macro, Sonal Desai, Ph.D., Senior Vice President, Portfolio Manager and Director of Research of Templeton Global Macro, and Christine Zhu, Vice President, Portfolio Manager and Director of Portfolio Construction and Quantitative Analysis of Templeton Global Macro, have managed the Portfolio since its inception in 2009, 2016 and 2014, respectively. Effective on or about December 31, 2018, it is expected that Dr. Desai will no longer serve as a Portfolio Manager of the Portfolio and Calvin Ho, Ph.D., Vice President, will become Director of Research of Templeton Global Macro and will be added as a Portfolio Manager of the Portfolio.

In the section entitled “Additional Information About Management – The Subadviser,” the sixth paragraph is deleted in its entirety and replaced with the following:

Sonal Desai, Ph.D., is Senior Vice President, Portfolio Manager, and Director of Research for Templeton Global Macro. Dr. Desai joined Franklin Templeton Investments in 2009 from Thames River Capital in London and has over 23 years of experience in the financial sector. Effective on or about December 31, 2018, it is expected that Dr. Desai will no longer serve as a portfolio manager of the Portfolio.

Calvin Ho, Ph.D., is Vice President and is expected to become Director of Research of Templeton Global Macro and a portfolio manager of the Portfolio effective on or about December 31, 2018. Dr. Ho has worked with Templeton Global Macro since 2005 and has specialized in global macroeconomic analysis, provided input on major portfolio decisions, and served as lead research analysist on foreign exchange modeling, and has over 13 years of experience in the financial sector.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE